SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 26, 2001



                             Pinnacle Systems, Inc.
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             (Exact Name Of Registrant As Specified In Its Charter)


                                   California
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                 (State or Other Jurisdiction of Incorporation)


             0-24784                                    94-3003809
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     (Commission File Number)               (I.R.S. Employer Identification No.)


280 North Bernardo Ave., Mountain View, CA.                 94043
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 (Address of Principal Executive Offices)                (Zip Code)


                                 (650) 237-1600
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


ITEM 5.  Other Events

         On April 26, 2001, Pinnacle Systems, Inc. ("Pinnacle Systems") issued a press release announcing financial results for the third quarter of fiscal 2001, which ended on March 31, 2001. The press release is attached as Exhibit 99.1 to this Form 8-K.

         On April 26, 2001, Pinnacle Systems announced the issuance on April 6, 2001 of an aggregate of 2,315,218 shares (the "Shares") of common stock to the former shareholders of Montage Group, Ltd. ("Montage") pursuant to the earnout provisions of the Stock Acquisition Agreement dated April 6, 2000 by and among Pinnacle Systems, Montage and David Engelke, Seth M. Haberman and Simon V. Haberman (collectively, the "Shareholders"). The Shares were issued in accordance with Pinnacle Systems' election to buyout in their entirety the earnout payments otherwise payable to the Shareholders for the twelve month earnout periods ending on each of April 5, 2001 and April 5, 2002.

ITEM 7.  EXHIBITS


Item No.           Description
--------           -----------
99.1               Press  Release  dated  April  26,  2001 --  Pinnacle  Systems
                   Reports  Financial  Results  for the Third  Quarter of Fiscal
                   2001.


                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 26, 2001                  PINNACLE SYSTEMS, INC.

                                        By: /s/ Mark L. Sanders
                                            ----------------------
                                            Mark L. Sanders, President and Chief
                                            Executive Officer


                                        By: /s/ Arthur D. Chadwick
                                            ----------------------
                                            Arthur D. Chadwick, Vice President,
                                            Finance and Administration and
                                            Chief Executive Officer